FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 18, 1997

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        Oregon                      0-26556                      93-1180440
(State or other jurisdiction        Commission                (I.R.S. Employer
 of incorporation)                  File Number              Identification No.)


540 Main Street, Klamath Falls, Oregon         97601
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number (including area code):(541)882-3444


                      Not Applicable
(Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

     Effective July 18, 1997, Klamath First Bancorp, Inc. (the "Company") through its wholly-owned subsidiary, Klamath First Federal Savings and Loan Association (the "Association") consummated the previously announced acquisition of twenty-five (25) branch offices located in the State of Oregon (the "Branches") from Wells Fargo Bank, National Association ("Wells Fargo"). The transaction includes purchase of the branch facilities and assumption of certain deposit and other liabilities associated therewith. The Branches are located in rural Oregon communities and were formerly branches of First Interstate Bank of Oregon. The acquisition was previously announced in a Form 8-K filed by the Company on August 1, 1997, and this report is being filed for the purpose of filing the financial statements and pro forma financial information included in
Item 7 hereof.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

     The assets acquired and liabilities assumed associated with the Branches are not considered a business under SEC Rule 11- 01(d) of Regulation S-X for which historical financial statements would be relevant. The following audited Schedule of Branch Assets Acquired and Liabilities Assumed from Wells Fargo Bank, N.A. as of the acquisition date of July 18, 1997 is filed with this report:

                                                            Page
                                                           -----
          (i)   Independent Auditors' Report                  4

          (ii)  Schedule of Branch Assets Acquired and
                Liabilities Assumed from Wells Fargo
                Bank, N.A. as of July 18, 1997                5

          (iii) Notes to Schedule of Branch Assets Acquired
                And Liabilities Assumed from Wells Fargo
                Bank, N.A.                                    6

     (b) Pro Forma Financial Information

          (i)   Unaudited Pro Forma Combined Balance Sheet
                as of June 30, 1997                           9

          (ii)  Narrative Disclosures Regarding the
                Acquisition                                  10

The Unaudited Pro Forma Combined Balance Sheet as of June 30, 1997 and the narrative disclosure regarding the transaction including the pro forma income and expense information provided have been prepared by the Company based upon assumptions and expectations it considers reasonable . The financial statement and disclosures presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of the Company.

The unaudited pro forma financial statement and disclosures should be read in conjunction with the historical financial statements and related notes of the Company that have been previously filed with the Company's Form 10-K for the year ended September 30, 1996 and Forms 10-Q for subsequent interim periods.

Safe Harbor Clause. This report contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with respect to all of such forward-looking statements. These forward-looking statements, which are included in the pro forma disclosures, describe future plans or strategies and include the Company's expectation of future financial results. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors which could affect actual results include interest rate trends, the general economic climate in the Company's market area and the country as a whole, and changes in federal and state legislation. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

         (c) Exhibits
             None

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INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Klamath First Bancorp, Inc.
Klamath Falls, Oregon


We have audited the accompanying Schedule of Branch Assets Acquired and Liabilities Assumed from Wells Fargo Bank, N.A. (the "Schedule") by Klamath First Bancorp, Inc. through its subsidiary Klamath First Federal Savings and Loan Association as of July 18, 1997. This Schedule is the responsibility of management. Our responsibility is to express an opinion on this Schedule based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying Schedule presents fairly , in all material respects, the branch assets acquired and liabilities assumed from Wells Fargo Bank, N.A. as of July 18, 1997 in conformity with generally accepted accounting principles.






/s/Deloitte & Touche LLP
Portland, Oregon
September 26, 1997

           SCHEDULE OF BRANCH ASSETS ACQUIRED AND LIABILITIES ASSUMED
                           FROM WELLS FARGO BANK, N.A.
                                 JULY 18, 1997
                                 (In thousands)



ASSETS
   Cash on hand                                            $  2,282
   Federal funds sold                                       230,312
                                                           --------
          Total cash and cash equivalents                   232,594

   Premises and equipment                                     5,030
   Core deposit intangible                                   13,387
   Other assets                                                 109
                                                           --------
                                                           $251,120
                                                           ========

LIABILITIES

   Deposit liabilities                                     $241,272
   Payable to Wells Fargo Bank, N.A.                          9,404
   Accrued interest on deposit liabilities                      444
                                                           --------
                                                           $251,120
                                                           ========

NOTES TO SCHEDULE OF BRANCH ASSETS ACQUIRED AND LIABILITIES ASSUMED

(1) Summary of Significant Accounting Policies

Basis of Presentation

Effective July 18, 1997, Klamath First Bancorp, Inc. acquired through its wholly-owned subsidiary, Klamath First Federal Savings and Loan Association (the "Association"), twenty-five branches of Wells Fargo Bank, N. A. under the terms of a Purchase and Assumption Agreement dated March 5, 1997 (the "Agreement"). The acquisition of the twenty-five branches has been accounted for as a purchase transaction whereby all assets acquired and liabilities assumed are recorded at their fair values as of July 18, 1997 (the "Acquisition Date") in the accompanying Schedule of Branch Assets Acquired and Liabilities Assumed from Wells Fargo Bank, N. A. Fair values were determined by market studies conducted by management and outside advisors, and management deems the results of such studies to be indicators of fair values as of the Acquisition Date.

Nature of Operations

The Company and subsidiary provide banking and limited nonbanking services to its customers who are located in 22 counties in the State of Oregon. These services primarily include attracting deposits from the general public and using such funds, together with other borrowings, to invest in various real estate loans, consumer loans, commercial loans, investment securities, and mortgage backed and related securities.

Use of Estimates

The preparation of the Schedule in conformity with generally accepted accounting principles requires management to make assumptions that result in estimates that affect the reported amounts of certain assets and liabilities and disclosures of contingent assets and liabilities at the date of the Schedule. Actual experience could differ from those estimates.

(2) Premises and equipment

Premises and equipment consist of the following (in thousands):

    Land                            $  926
    Buildings and improvements       3,819
    Furniture and equipment            285
                                    ------
                                    $5,030
                                    ======

(3)  Core Deposit Intangible

Under the terms of the Agreement, the Company paid a premium of 6.51% of the average deposit balance at the branches for the thirty days prior to July 18, 1997. The average deposit balance for the thirty-day period was $251,565,000 resulting in a calculated premium of $16,377,000. According to generally accepted accounting principles, this calculated premium was allocated to premises and equipment in the amount of $2,990,000 and to core deposit intangible in the amount of $13,387,000. The recorded core deposit intangible will be amortized over the estimated life of the deposit base of 8.1 years.

(4)  Deposit Liabilities

Following is detail of deposit liabilities assumed as of July 18, 1997 (in thousands):
                                                                 Weighted
                                                                  Average
                                                                 Interest
                                                  Balance          Rate
                                                 --------         -------
     Noninterest bearing demand deposits         $ 40,527            --
     Interest bearing demand deposits             100,827          2.80%
     Savings deposits                              31,490          2.24%
     Time deposits                                 68,428          5.23%
                                                 --------         -------
                                                 $241,272          2.95%
                                                 ========         =======

The fair value of the deposit liabilities approximates the recorded deposit liabilities assumed as of July 18, 1997.

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The following table details the amounts of certificate accounts with balances of
$100,000 or greater by time remaining until maturity as of July 18, 1997.

                                                     Certificate
         Maturity Period                             Accounts
         ---------------                             --------------
                                                     (In thousands)

         Three months or less                                $2,038
         Over three through six months                        1,161
         Over six through twelve months                         852
         Over twelve months                                     103
                                                     --------------
                                                             $4,154
                                                     ==============

(5)  Payable to Wells Fargo Bank, N.A.

Cash exchanged on the acquisition date of July 18, 1997 was based upon estimated closing balances. The final settlement, which was based on actual balances on July 18, 1997, required the Company to pay Wells Fargo $9,404,000 which was recorded as a liability. The account was settled on July 25, 1997.





             ACQUISITION OF BRANCHES BY KLAMATH FIRST BANCORP, INC.
                   Unaudited Pro Forma Combined Balance Sheet




                                  KLAMATH FIRST BANCORP, INC.   ACQUIRED BRANCHES            PROFORMA
                                                                                           STATEMENTS
                                                June 30, 1997       July 18, 1997            COMBINED
                                              ---------------     ---------------     ---------------

ASSETS
Cash and cash equivalents                            $ 13,720            $232,594            $246,314
Investment securities available for sale               66,343                   0              66,343
Investment securities held to maturity                 19,702                   0              19,702
Mortgage backed & related securities AFS               69,322                   0              69,322
Mortgage backed & related securities HTM                5,922                   0               5,922
Loans receivable, net                                 531,461                   0             531,461
Premises and equipment, net                             5,330               5,030              10,360
FHLB stock, at cost                                     7,009                   0               7,009
Accrued interest receivable                             5,589                   0               5,589
Core deposit intangible                                     0              13,387              13,387
Other Assets                                            3,505                 109               3,614
                                              ---------------     ---------------     ---------------
                                                     $727,903            $251,120            $979,023
                                              ===============     ===============     ===============

LIABILITIES
Deposit liabilities                                  $418,205            $241,272            $659,477
Accrued interest on deposit liabilities                   699                 444               1,143
Advances from borrowers for taxes and insurance         6,161                   0               6,161
Advances from FHLB                                    137,000                   0             137,000
Short term borrowings                                  18,883                   0              18,883
Accrued interest on borrowings                            695                   0                 695
Pension liability                                         769                   0                 769
Deferred federal and state taxes                        1,633                   0               1,633
Payable to Wells Fargo Bank, N.A.                           0               9,404               9,404
Other liabilities                                       1,577                   0               1,577
                                              ---------------     ---------------     ---------------
TOTAL LIABILITIES                                     585,622             251,120             836,742
                                              ===============     ===============     ===============

SHAREHOLDERS' EQUITY
Common stock                                              104                   0                 104
Additional paid-in capital                             92,362                   0              92,362
Retained earnings-substantially restricted             63,401                   0              63,401
Unearned shares issued to ESOP                         (8,074)                  0              (8,074)
Unearned shares issued to MRDP                         (5,623)                  0              (5,623)
Net unrealized loss on securities available               111                   0                 111
                                              ---------------     ---------------     ---------------
TOTAL SHAREHOLDERS' EQUITY                            142,281                   0             142,281
                                              ---------------     ---------------     ---------------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                              $727,903            $251,120            $979,023
                                              ===============     ===============     ===============

NARRATIVE DISCLOSURES REGARDING THE ACQUISITION

Conversion Costs

In connection with the acquisition of the Branches, the Company expects to incur $789,000 in pre-tax merger related costs. All these costs are expected to be incurred by fiscal year end September 30, 1997. Costs primarily consist of legal, accounting and investment banking fees directly related to the acquisition and one-time costs connected with converting customers to new systems and accounts. These amounts will be recorded in accordance with generally accepted accounting principles and amortized to expense over five years.

Impact on Liquidity

Cash received to offset the assumption of deposit liabilities was initially invested in overnight federal funds. Over the subsequent two week period the proceeds were reinvested in commercial paper (13.2%), U.S. Treasury and agency securities (45.4%), corporate bonds (22.4%), and callable agency securities (19.0%). Except for the commercial paper which matures over the next nine months, investment maturities are distributed throughout the next five years.

Regulatory Capital

The following tables illustrate the compliance by the Association with currently applicable regulatory capital requirements at June 30, 1997, before the acquisition and at July 31, 1997 reflecting the effects of the acquisition. The Association continues to be in compliance with applicable regulatory capital requirements.

                                                                                Categorized as "Well
                                                                                  Capitalized" Under
                                                           For Capital             Prompt Corrective
                                   Actual            Adequacy Purposes              Action Provision
                           ----------------------       ----------------------        ----------------------
                                   Amount   Ratio               Amount   Ratio                Amount   Ratio
As of June 30, 1997
 Total Capital:              $116,225,237    35.3%         $26,325,744     8.0%          $32,907,180    10.0%
  (To Risk Weighted Assets)
 Tier I Capital:              114,983,786    34.9%                 N/A                    19,744,308     6.0%
  (To Risk Weighted Assets)
 Tier I Capital:              114,983,786    16.8%          20,527,142     3.0%           34,211,903     5.0%
  (To Total Assets)
 Tangible Capital:            114,983,786    16.8%          10,263,571     1.5%                  N/A
  (To Total Assets)



                                                                                Categorized as "Well
                                                                                  Capitalized" Under
                                                           For Capital             Prompt Corrective
                                   Actual            Adequacy Purposes              Action Provision
                           -------------- -------       -------------- -------        -------------- -------
                                   Amount   Ratio               Amount   Ratio                Amount   Ratio
As of July 31, 1997:
 Total Capital:                $98,633,481   23.0%           $34,283,072   8.0%            $42,853,840  10.0%
  (To Risk Weighted Assets)
 Tier I Capital:               $97,377,029   22.7%                   N/A                   $25,712,304   6.0%
  (To Risk Weighted Assets)
 Tier I Capital:               $97,377,029   10.5%           $27,712,961   3.0%            $46,188,268   5.0%
  (To Total Assets)
 Tangible Capital:             $97,377,029   10.5%           $13,856,481   1.5%                    N/A
  (To Total Assets)


IMPACT ON OPERATING RESULTS

Presented below is the Company's estimated pro forma income and expense before taxes of the acquired branches on a stand alone basis. All amounts are annualized. Pro forma income and expense information available at July 18, 1997 may not be indicative of actual results over the next twelve months. The estimates related to interest income and interest expense are based upon assumptions regarding interest rates which may change based upon market conditions. Service fee income consists primarily of anticipated service charges on deposit accounts and safe deposit box fees, net of related expenses. Assumptions regarding service fee income are critical to results of operations and variance of actual experience from the assumptions used could significantly impact those results.


                                                            12 Month Pro Forma
                                                             At July 18, 1997
                                                            ------------------
                                                              (in thousands)
     INTEREST INCOME
     Interest income on investments based on
          average return of 6.05% on investment
          securities and federal funds                             $12,306

     Interest income on loans based on anticipated
          investment run off directed into new
          loan production                                            1,523
                                                                   -------
          Interest income                                           13,829

     INTEREST EXPENSE
     Interest expense on deposits based on average
          rate of 2.95% at July 18, 1997                             7,118
                                                                   -------
          Net interest income                                        6,711

     NON-INTEREST INCOME
     Service fee income, net                                         2,300

     NON-INTEREST EXPENSE
     Compensation and employee benefits                              2,951
     Occupancy                                                         907
     Amortization of core deposit intangible                         1,653
     Amortization of conversion costs                                  158
     Other expense                                                     300
                                                                   -------
          Total non-interest expense                                 5,969
                                                                   -------
     Income before income taxes                                     $3,042
                                                                   =======


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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            KLAMATH FIRST BANCORP, INC.


DATE: September 26, 1997    By:      _/s/Gerald V. Brown
                                     -------------------------------------
                                     Gerald V. Brown
                                     President and Chief Executive Officer

                                       13

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